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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2001, in the Registration Statement (Form S-1, Amendment No. 1) and related Prospectus of Gaiam, Inc. for the registration of 2,530,000 shares of its Class A common stock.

                                        /s/ Ernst & Young LLP

Denver, Colorado
July 23, 2001